                                Click
                          DoubleClick
                  www.doubleclick.net
                    DoubleClick Inc.
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE



 NUMBER
DC -----





       SHARES

  SEE REVERSE FOR
CERTAIN DEFINITIONS
 CUSIP 258609 30 4





THIS CERTIFIES THAT



is the owner of



FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF
          $0.001 EACH OF THE COMMON STOCK OF

------------------------------ DoubleClick Inc. ------------------------------

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

     This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.



Dated:                              [SEAL]


/s/ Kevin P. Ryan                                   /s/ Kevin J. O'Connor
--------------------------------------              ----------------------------
President and Chief Financial Officer               Chief Executive Officer and
                                                    Chairman of the Board






COUNTERSIGNED AND REGISTERED:

         AMERICAN STOCK TRANSFER & TRUST COMPANY
                     (NEW YORK, N.Y.)



BY                                          TRANSFER AGENT
                                             AND REGISTRAR


                                        AUTHORIZED OFFICER

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


    TEN COM--as tenants in common                            UNIF GIFT MIN ACT            Custodian
    TEN ENT--as tenants by the entireties                                       --------------------------------
    JT TEN --as joint tenants with right of                                        (Cust)             (Minor)
             survivorship and not as tenants                                     under Uniform Gifts to Minors
             in common                                                          Act______________
                                                                                        (State)

    Additional abbreviations may also be used though not in the above list.



For value received,____________________hereby sell, assign and transfer unto



PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------

--------------------------------------




-------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

------------------------------------------------------------------------ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

----------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________


           --------------------------------------------------------------------
           THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S)
NOTICE: AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.






Signature(s) Guaranteed:




------------------------------------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.